UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2012

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street
Post Office Box 249
Thomasville, Alabama 36784
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2012, the Board of Directors of United Security Bancshares, Inc. (the “Company”) voted to amend the Bylaws of the Company.  Section 2.9 of Article 2 of the Bylaws was amended to permit shareholders to submit proxies for shareholder meetings by electronic means, including the use of telephonic and Internet communications, in addition to allowing the submission of proxies in writing, and to further clarify the proxy submission process.  The First Amendment to the Bylaws became effective on February 23, 2012.

A copy of the First Amendment to the Bylaws is attached hereto as Exhibit 3(ii) and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Exhibit

3(ii) First Amendment to the Bylaws of United Security Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2012	UNITED SECURITY BANCSHARES, INC.

By: /s/ Beverly J. Dozier
Name: Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer

Index to Exhibits

Exhibit No.	Description

3(ii)	First Amendment to the Bylaws of United Security Bancshares, Inc.